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                                                               Exhibit 10(NN)

                                 STARMET CORPORATION


                                        As of December 29, 1997



SSB Investments, Inc.
225 Franklin Street
Boston, Massachusetts 02101


     Re:  Warrant Agreement

Gentlemen:

     The undersigned, Starmet Corporation, a Massachusetts corporation (the "Company"), hereby agrees with you as follows:

     Section 1. Authorization of Issue of Warrants. Pursuant to a Second Amendment to Credit Agreement of even date herewith among the Company, its various subsidiaries and State Street Bank and Trust Company (the "Second Amendment"), the Company will authorize the issue of a Warrant (the "Warrant") evidencing the right to purchase, at any time on or before December 29, 2004, 25,000 shares of the Common Stock, having $.10 par value, of the Company (the "Common Stock"), at a purchase price of Twenty Three Dollars and Fifty Eight Cents ($23.58) per share, (as such figure as may be adjusted pursuant to the Warrant, the "Exercise Price"), with such number of shares and purchase price being subject to adjustment as provided in the Warrant, and substantially in the form of Exhibit A hereto. Whenever used in this Agreement and in the Warrant, the term "fully diluted" when used in connection with the Common Stock of the Company shall mean, as of any given date, the shares of Common Stock actually issued and outstanding or which the Company is obligated to issue on such date together with all shares of such Common Stock that would be issued on such date assuming conversion or exercise of all warrants, options or other rights or securities (including, if applicable, shares of the Company's Preferred Stock) which provide for the acquisition of shares of Common Stock and which are outstanding or which the Company is obligated to issue.

     Section 2. Purchase and Sale of Warrant. Subject to the terms and conditions herein set forth, the Company hereby agrees to sell to you and you agree to purchase from the Company the Warrant for $10.00 in hand paid by you to the Company and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Company. On the date hereof, the Company will deliver to you the Warrant, registered in your name.

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     Section 3.     Representations and Covenants.

     Section 3.1  Representation of the Company.  The Company represents that:

          (a) The execution, delivery and performance of this Agreement and the Warrant have been duly authorized by the Company's Board of Directors and each of this Agreement and the Warrant constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the execution nor delivery of this Agreement and the Warrant, nor fulfillment of nor compliance with the terms and provisions of this Agreement and the Warrant, nor the issuance of shares of Common Stock upon exercise of the Warrant, will violate the terms of the charter or by-laws of the Company or, to the best of the Company's knowledge, any agreement (including any agreement with stockholders), instrument, judgment, decree or statute to which the Company is subject.



          (b) Sufficient shares of authorized but unissued Common Stock of the Company have been reserved by appropriate corporate action in connection with the prospective exercise of the Warrant, or the Company has made other binding appropriate arrangements under which sufficient shares are and will be available for delivery upon exercise of the Warrant, and the issuance of either the Warrant or the shares of Common Stock upon exercise of the Warrant will not require any further corporate action by the stockholders or directors of the Company, will not be subject to pre-emptive rights (unless the exercise of the same has been irrevocably waived) in any present or future stockholders of the Company and will not conflict with any provision of any agreement to which the Company is a party or by which it is bound, and such Common Stock, when issued upon exercise of the Warrant in accordance with its terms, will be duly authorized, fully paid and non-assessable.

     Section 3.2 Your Representation. You represent and in making the sale of the Warrant contemplated hereby to you it is specifically understood and agreed that you are acquiring such Warrant and the shares acquired upon exercise thereof for your own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. You further represent and it is specifically understood and agreed that you are acquiring such Warrant and the shares acquired upon exercise thereof for investment for your own account with the intention of holding such Warrant or securities for investment and without the intent of participating directly or indirectly in a distribution thereof. You further represent that you are an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act, that you are able to bear the economic risk of the investment represented by the Warrant and the Warrant Stock and have had the opportunity to meet with and ask questions of representatives of the Company.

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     Section 4.     Restrictions on Transfer.

     Section 4.1 Applicability. The provisions of this Section 4.1 shall apply to the transfer of any Warrant issued to any Holder thereof and the shares of Common Stock purchasable upon exercise of the Warrant, subject to adjustments from time to time pursuant to the provisions contained in the Warrant (such securities, together with any shares of stock or warrants or rights issued as, or resulting from the issuance of, a dividend or other distribution upon such securities or any other shares of stock or warrants or rights substituted therefor being herein in the aggregate called "Restricted Securities"). Each such transfer of a Restricted Security is herein called a "Restricted Action". The holder of any Restricted Security, by its acceptance thereof, agrees that it will not take any Restricted Action for so long as the restrictions imposed by this Section 4 are in effect. The restrictions imposed by this Section 4 upon the transferability of Restricted Securities (i) shall cease and terminate as to any particular Restricted Securities when such securities shall have been effectively registered under the Securities Act and all applicable state securities laws and disposed of in accordance with the registration statement covering such Restricted Securities, and (ii) shall cease and terminate as to any particular Restricted Securities or with respect to any particular Restricted Action when, in the opinion of counsel for the holder thereof as shall be reasonably satisfactory to the Company, such opinion to be concurred in by counsel to the Company (such concurrence not to be unreasonably withheld), such restrictions are no longer required with respect to such Restricted Securities or such Restricted Action, as the case may be, in order to insure compliance with the Securities Act or under any applicable state securities laws. Whenever such restrictions shall terminate as to any Restricted Securities, the same shall no longer be deemed to be Restricted Securities, and the holder thereof shall be entitled to receive from the Company, without expense (other than transfer taxes, if any), new securities of like tenor not bearing the applicable legend set forth in Section 4.2 hereof.

     Section 4.2 Restrictive Legends. The Warrant, while it is a Restricted Security, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          THIS WARRANT AND THE SECURITIES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "FEDERAL ACT") OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER PROVISIONS OF THE FEDERAL ACT AND ALL APPLICABLE STATE SECURITIES LAWS; AND IN THE CASE OF ANY EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE WARRANT OR THE OTHER SECURITIES. NEITHER THIS WARRANT NOR THE SECURITIES THAT MAY

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     BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY BE SOLD, PLEDGED,
     TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY LISTED IN SCHEDULE A TO THIS WARRANT.

     Each certificate for Restricted Securities (unless at the time of issuance such Restricted Securities are registered under the Securities Act) other than a Warrant, and each certificate issued upon the transfer or exchange of any such certificate for Restricted Securities (except as otherwise permitted by this Section 4) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "FEDERAL ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER PROVISIONS OF THE FEDERAL ACT AND ALL APPLICABLE STATE SECURITIES LAWS; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THESE SECURITIES.

     Section 4.3 Notice of Proposed Transfer; Opinion of Counsel. Each holder of any Restricted Securities agrees and acknowledges that he will not take any Restricted Action except pursuant to an effective registration statement under the Securities Act and under all applicable state securities laws, unless the Holder shall have furnished the Company with an opinion of counsel as shall be reasonably satisfactory to the Company to the effect that no such registration is required because of the availability of an exemption from registration under the Securities Act and under all applicable state securities laws. It shall be an additional condition to the transfer of a Warrant that any transferee hereof deliver to the Company its written agreement to accept and be bound by all of the terms and conditions of the Warrant and the Agreement.

     Section 5.     Registration Rights.

     Section 5.1 (a) Rights to Piggyback. Subject to Section 5.2, if the Company at any time and from time to time shall determine to register any of its securities under the Securities Act for itself or for any other person (other than a registration on a form inappropriate for an


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underwritten public offering or relating solely to securities to be issued in a merger, acquisition of the stock or assets of another entity or in a similar transaction), the Company will, at its expense:

          (i) furnish prompt written notice thereof (which shall include a list of the jurisdictions, if any, in which the Company intends to register or qualify such securities under the applicable blue sky or other state securities laws) to all Holders, and

          (ii) include among the securities which it then registers or qualifies all Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company, by any Holder (a "Piggyback Registration"); provided, however, if the managing underwriters of such registration shall give written advice to the Company of an Underwriters' Maximum Number, then the Company may reduce the number of Registrable Securities to be registered (any such reduction to be allocated among all Persons other than the Company holding securities which are to be included in such registration in proportion, as nearly as practicable, to the number of shares of such securities requested by such Persons other than the Company to be included in such registration).

     Section 5.2 Limitation of Registration. If and to the extent that any Holder or Holders shall have, at the time of delivery of the written request referred to in Section 5.1(ii), no present intention of selling or distribution, the Company shall be obligated to effect such registration, qualification or compliance with respect to such Holder's or Holders' Registrable Securities only if and to the extent, in each case, that such registration, qualification and compliance are at the time permitted by the applicable statutes or rules and regulations thereunder or the practices of the governmental authority concerned.

     Section 5.3 Registration Procedures. In the case of each registration, qualification or compliance pursuant to this Section 5, the Company will keep the Holders advised in writing as to the initiation of proceedings for such registration, qualification and compliance and as to the completion thereof, and will advise any such Holder, upon request, of the progress of such proceedings. At the expense of the Company, the Company will (i) keep such registration, qualification and compliance current and effective for a reasonable period of time by such action as may be necessary or appropriate, including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus, for such period as is necessary to permit sale or distribution of Registrable Securities not theretofore sold or distributed, and (ii) take all necessary action under any applicable blue sky or other state securities laws to permit such exercise, sale or distribution, all as requested by such Holders.

     Section 5.4 Indemnification. The Company will furnish each Holder such number of registration statements, prospectuses, supplements, amendments, offering circulars and other

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documents incident to any registration, qualification or compliance referred to in this Section 5, at the expense of the Company, as such Holder from time to time may reasonably request. The Company will indemnify, defend and hold harmless each such Holder and each underwriter of Registrable Securities held by or issuable to such Holder, and each Person, if any, who controls any thereof within the meaning of the Securities Act, to the fullest extent that such agreement is enforceable under applicable law against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder and each such underwriter and each such Person, if any, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Each Holder, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, will indemnify, defend and hold harmless the Company, each of its directors and officers who signs such a registration statement, and each Person, if any, who controls the Company within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers or Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder with knowledge that the information set forth in such instrument was to be used therein.

     Section 6.     Intentionally Omitted.

     Section 7. Subsequent Holders of Securities. Whether or not any express assignment has been made in this Agreement, the provisions of this Agreement that are for your benefit as the Holder of any Warrant or Warrant Stock are also for the benefit of, and enforceable by, all permitted subsequent Holders of Registrable Securities, except any Holder of the Warrant or Warrant Stock which have been sold pursuant to an effective registration statement under

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the Securities Act or pursuant to Rule 144 (or similar successor rule) under such Act, and except as otherwise expressly provided herein.

     Section 8. Definitions. For the purposes of this Agreement, the following terms shall have the following respective meanings:

     "Affiliate" shall have the meaning given to such term in Rule 405 promulgated under the Securities Act.

     "Commission" shall mean the Securities and Exchange Commission or any other governmental authority at the time administering the Securities Act.

     "Common Stock" shall mean and include the Company's presently authorized Common Stock, having $.10 par value, and any other securities constituting "Common Stock" under Section 11.3 of the Warrant.

     "Fully Diluted" See Section 1.

     "Holder" means you and all Persons to whom any Registrable Securities are transferred in accordance with the provisions hereof. A Holder shall, for all purposes of this Agreement, unless the context shall otherwise require, be deemed to hold, at any particular time, all shares of Warrant Stock issuable upon exercise of the Warrant held of record by such Holder at such time.

     "Person" shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization, limited liability company or partnership and any government, governmental department or agency or political subdivision thereof.

     "registered and registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement.

     "Registrable Securities" means, at any particular time, all shares of Warrant Stock issuable upon exercise of the Warrant at such time or issued and outstanding at such time; provided, however, that the term "Registrable Securities" shall not include any issued and outstanding shares of Warrant Stock that (i) were previously included in a registration statement under the Securities Act and sold in the public offering to which such registration statement relates or (ii) are freely saleable under Rule 144(k) promulgated under the Securities Act (or a successor provision) at a time when shares of Common Stock are listed on a national securities exchange or on the National Market System.

     "Restricted Action" See Section 4.1.

     "Restricted Securities" See Section 4.1.

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     "Second Amendment" See Section 1.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same may be in effect at the time.

     "SSB" means SSB Investments, Inc.

     "Underwriters Maximum Number" Underwriters Maximum Number shall mean for any Piggyback Registration that number of securities to which such registration should, in the opinion of the managing underwriters of such registration in the light of marketing factors, be limited.

     "Warrant" See Section 1.

     "Warrant Stock" means the shares of Common Stock purchasable by the Holders of the Warrant upon the exercise thereof.

     Section 9.     Miscellaneous.

     Section 9.1 The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

     Section 9.2 Except as otherwise expressly provided in this Agreement, all notices and other communications made or required to be given pursuant to this Agreement or the Warrant shall be in writing and shall be delivered by hand, mailed by United States registered or certified first-class mail, postage prepaid, or sent by telegraph, telecopier or telex and confirmed by letter, addressed as follows:

     (a)  If to the Company, at 2229 Main Street, Concord, MA 01742 (telecopy:
508-371-0214), Attention: President, with copies to Peabody & Arnold, 50 Rowes Wharf, Boston, Massachusetts 02110 (telecopy: 617-951-2125), Attention: Thomas
A. Wooters, Esq.; and

     (b) If to SSB, at SSB's office at 225 Franklin Street, Boston, Massachusetts 02101 (telecopy: 617-338-4417), Attention: William R. Dewey IV, or such other address for notice as SSB shall last have furnished in writing to the person giving the notice;

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (a) if delivered by hand to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer, (b) if sent by registered or certified first-class mail, postage prepaid, three business days after the posting thereof, and (c) if sent by telegraph, telecopier, or telex at the time of the dispatch thereof, if in normal

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business hours in the country of receipt, or otherwise at the opening of business on the following business day.

     Section 9.3 The laws of The Commonwealth of Massachusetts shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under applicable principles of conflicts of laws.

     Section 9.4 The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

     Section 9.5 Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Common Stock imposed by any other agreement.

     Section 9.6 The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, successors and assigns.

     Section 9.7 A default by any party to this Agreement in such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party.

     Section 9.8 This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by the Company and the Holders.

     Section 9.9 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.


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     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the undersigned, whereupon this letter shall become a binding agreement between you and the undersigned.

                                             Very truly yours,

                                             STARMET CORPORATION


                                             By /s/ James M. Spiezio
                                                -----------------------
                                             Name:  James M. Spiezio
                                             Title: Chief Financial Officer


The foregoing Agreement is
hereby accepted as of the
date first above written.

SSB INVESTMENTS, INC.


By  /s/ William R. Dewey
  --------------------------------
     Name: William R. Dewey, IV
     Title:   Vice President





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